ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1996


AN INVESTMENT WITH A CLEAR FUTURE




LETTER TO SHAREHOLDERS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

November 30, 1996

Dear Shareholder:

We are pleased to report the performance of Alliance Global Environment Fund for the fiscal year ended October 31, 1996. The table below also gives performance data for the FASC (First Analysis Securities Corporation) Environmental Index, a broad-based index of companies in the environmental industry, and the S&P 500 Stock Index, a measure of the broad U.S. stock market. For the 6- and 12-month periods ended October 31, the Fund outperformed the FASC benchmark. For the 12-month period, performance also surpassed that of the S&P 500.

                                        TOTAL RETURNS FOR THE
                                    PERIODS ENDED OCTOBER 31, 1996
                                     6 MONTHS           12 MONTHS
                                    ----------         -----------
Alliance Global Environment Fund       8.28%              33.48%
FASC Environmental Index               0.00               15.30
S&P 500 Stock Index                    9.08               24.02


BOTH THE FASC AND S&P INDICES ARE UNMANAGED.

The Fund ended its fiscal year with a net asset value of $16.48 per share, up from $15.22 per share on April 30, 1996.

INVESTMENT ACTIVITY
The Fund continued its strong performance in the second half of the fiscal year, driven by a rigorous focus on the growing segments of the environmental services industry, particularly those areas driven by economics and existing, enforced regulations. This focus has led to three primary themes within the
Fund: domestic solid waste collection and disposal services, water treatment equipment and services, and basic materials recycling.

Solid waste industry fundamentals remain attractive, with high single-digit internal growth (driven by both price and volume) and accelerating consolidation of the industry. The Fund has approximately 35% of total assets invested in the solid waste segment, with a particular focus on small- and mid-sized companies which we believe stand to benefit most from current industry trends. Significant holdings include American Disposal Services, Republic Industries, United Waste Systems, USA Waste Services and Allied Waste Industries.

We believe certain segments of the water treatment equipment and services industry are exhibiting particularly strong internal growth, and have positioned the portfolio to take advantage of this growth. Common characteristics of companies within these sub-sectors include margin expansion, consolidation opportunities, and free cash flow generation. The Fund currently has approximately 22% of its holdings in water treatment, including positions in U.S. Filter, Culligan Water Technologies, Cytec Industries, and Generale des Eaux (based in France).

Approximately 9% of the Fund's assets are invested in firms involved in basic materials recycling, which is an expanded version of an earlier theme, steel recycling. Emphasis is placed on economic-based recycling rather than recycling driven by regulation. Investments range from UCAR International (a graphite electrode manufacturer), to Philip Environmental (a Canadian industrial services company), to Tetra Technologies (a specialty inorganic chemical company).

Other significant holdings include Landec, a specialty polymer manufacturer, Newpark Resources, an oil field waste services company, and International Technology, a hazardous waste consulting firm.

The outlook for fiscal 1997 is favorable as many of the investment themes that helped the Fund's performance in 1996 remain in place. We believe that the Fund continues to be well positioned to take advantage of growth opportunities within the environmental services industry.


1



ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

SHARE REPURCHASE PROGRAM
On March 14, 1996, the Fund's Board of Directors authorized a share repurchase program which entails the purchase of up to 20% of the Fund's shares in the open market over a 12-month period. Purchases at current prices are accretive to net asset value per share due to the significant discount at which the share price trades to net asset value. As of November 30, 1996, the Fund had purchased 871,800 shares at an average price of $12.65 per share. The buyback has added approximately $0.51 per share, or 3.5%, to NAV since its initiation. The Fund expects to continue the repurchase program under the terms previously announced.

As always, we thank you for your continued interest and investment in Alliance Global Environment Fund.

Sincerely,


John D. Carifa
Chairman and President


Jeremy R. Kramer
Vice President


2



TEN LARGEST HOLDINGS
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                              U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
AMERICAN DISPOSAL SERVICES, INC.--The company
  provides solid waste collection, transfer and
  disposal services for residential, commercial
  and industrial customers.                           $10,800,000      10.8%

REPUBLIC INDUSTRIES, INC.--The company
  provides waste collection and disposal services,
  as well as electronic security services.              9,337,500       9.3

U.S. FILTER CORP.--The company provides industrial
  and commercial water and wastewater treatment
  systems and services.                                 5,865,000       5.8

LANDEC CORP.--The company designs, develops,
  manufactures, and sells temperature-activated
  polymer products for a variety of industrial,
  medical, and agricultural applications.               5,325,000       5.3

UNITED WASTE SYSTEMS, INC.--The company provides
  residential, commercial, and industrial
  customers with integrated, nonhazardous, solid
  waste management services.                            4,812,500       4.8

USA WASTE SERVICES, INC.--The company provides
  solid waste management services to municipal,
  commercial, industrial and residential customers
  in the United States.                                 4,800,000       4.8

ALLIED WASTE INDUSTRIES, INC.--The company provides
  non-hazardous solid waste collection, transfer,
  recycling and disposal services.                      4,667,188       4.7

EMCOR GROUP, INC.--The company designs, distributes,
  integrates, installs and maintains mechanical
  and electrical systems.                               4,241,250       4.2

CULLIGAN WATER TECHNOLOGIES, INC.--The company
  manufactures and distributes products that
  purify and treat water.                               4,125,000       4.1

NEWPARK RESOURCES, INC.--The company provides
  environmental management and oilfield
  construction services to the oil and gas
  industry.                                             4,125,000       4.1
                                                      $58,098,438      57.9%


3



INDUSTRY DIVERSIFICATION
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                                  PERCENTAGE OF
                                                   U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
Capital Goods                                      $  1,945,860        1.9%
Chemicals                                             5,325,000        5.3
Consumer Manufacturing                                4,241,250        4.2
Consumer Services                                       408,000        0.4
Energy                                                5,798,438        5.8
Healthcare                                              616,875        0.6
Paper/Forrestry                                         883,750        0.9
Pollution Control                                     7,973,265        8.0
Recycling                                             8,405,111        8.4
Solid Waste Management                               35,725,313       35.6
Transportation                                        2,351,833        2.4
Water treatment                                      21,253,071       21.2
Total Investments (excluding commercial paper)       94,927,766       94.7
Cash and other assets, net of liabilities             5,343,038        5.3
Net Assets                                         $100,270,804      100.0%


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

COMPANY                                         SHARES      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.6%
AUSTRALIA-2.3%
Brambles Industries, Ltd.                       142,000      $ 2,351,833
CANADA-6.7%
Laidlaw, Inc. Cl. B. (a)                        255,000        2,996,250
Laidlaw, Inc. Cl. B.                             25,000          293,635
Philip Environmental, Inc. (b)                  329,000        3,422,611
                                                             ------------
                                                               6,712,496

FRANCE-2.4%
Generale des Eaux                                20,000        2,390,571

JAPAN-1.9%
Ebara Corp.                                     135,000        1,945,860

NETHERLANDS-0.6%
Thermo Eurotech (b) (c)                         165,000          583,380

UNITED STATES-80.7%
Allied Waste Industries, Inc. (b)               515,000        4,667,188
American Disposal Services, Inc. (b)            675,000       10,800,000
Culligan Water Technologies, Inc. (b)           110,000        4,125,000
Cuno, Inc. (b)                                   60,000          960,000
Cytec Industries, Inc. (b)                      109,000        3,896,750
EMCOR Group, Inc. (b)                           290,000        4,241,250
GNI Group, Inc. (b)                             115,000          704,375
International Alliance Services (b)              40,800          408,000
International Technology Corp. (b)            1,600,000        3,800,000
Ionics, Inc. (b)                                 12,000          552,000
Landec Corp. (b)                                600,000        5,325,000
Newpark Resources, Inc. (b)                     110,000        4,125,000



                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
Osmonics, Inc. (b)                               31,000      $   658,750
Polymer Group (b)                               220,000        2,805,000
Republic Industries, Inc. (b)                   300,000        9,337,500
Superior Services, Inc. (b)                      35,000          603,750
Tetra Technologies, Inc. (b)                     70,000        1,461,250
Thermatrix, Inc. (b)                             30,000          300,000
Thermo Fibergen, Inc. (b)                        70,000          883,750
Thermo Power Corp. (b)                          175,000        1,673,438
Trex Medical Corp. (b)                           35,000          616,875
UCAR International, Inc.                         90,000        3,521,250
United Waste Systems, Inc. (b)                  140,000        4,812,500
U.S. Filter Corp. (b)                           170,000        5,865,000
USA Waste Services, Inc. (b)                    150,000        4,800,000
                                                             ------------
                                                              80,943,626

Total Common Stocks
  (cost $85,791,431)                                          94,927,766

COMMERCIAL PAPER-4.8%
UNITED STATES-4.8%
American Express Co.
  5.28%, 11/07/96 (d)                             3,700        3,696,744
Prudential Insurance Co. of America
  5.25%, 11/05/96 (d)                             1,100        1,099,358
Total Commercial Paper
  (amortized cost $4,796,102)                                  4,796,102

TOTAL INVESTMENTS-99.4%
  (cost $90,587,533)                                          99,723,868
Other assets less liabilities-0.6%                               546,936

NET ASSETS-100%                                             $100,270,804


(a)  Foreign security denominated in U.S. dollars.
(b)  Non-income producing security.
(c)  Restricted security, valued at fair value. (See Notes A and E.)
(d)  Market yield effective at purchase date.

     See notes to financials.


5



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $90,587,533)           $ 99,723,868
  Cash                                                                   27,836
  Receivable for investment securities sold                           2,510,721
  Dividends receivable                                                   66,200
  Prepaid expenses                                                        2,880
  Total assets                                                      102,331,505

LIABILITIES
  Payable for investment securities purchased                         1,567,538
  Payable for capital stock redeemed                                    210,821
  Management fee payable                                                 94,278
  Accrued expenses                                                      188,064
  Total liabilities                                                   2,060,701

NET ASSETS                                                         $100,270,804

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     60,850
  Additional paid-in capital                                         84,935,027
  Accumulated net realized gain on investments and foreign
    currency transactions                                             6,138,329
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       9,136,598
                                                                   $100,270,804

NET ASSET VALUE PER SHARE (based on 6,084,969 shares outstanding)        $16.48


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $26,171)  $  568,489
  Interest                                                159,711  $   728,200

EXPENSES
  Management fee                                        1,073,769
  Custodian                                               175,519
  Audit and legal                                          98,499
  Directors' fees                                          66,715
  Transfer agency                                          37,577
  Registration                                             32,504
  Printing                                                 23,481
  Miscellaneous                                            53,874
  Total expenses                                                     1,561,938
  Net investment loss                                                 (833,738)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      20,448,020
  Net realized loss on foreign currency transactions                  (565,933)
  Net change in unrealized appreciation of:
    Investments                                                      6,304,365
    Foreign currency denominated assets and liabilities                 (1,382)
  Net gain on investments and foreign currency transactions         26,185,070

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $25,351,332


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $   (833,738)  $   170,945
  Net realized gain on investments and foreign
    currency transactions                             19,882,087       348,367
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                             6,302,983     3,795,897
  Net increase in net assets from operations          25,351,332     4,315,209

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                 (138,142)           -0-

CAPITAL STOCK TRANSACTIONS
  Repurchase of fund shares                          (10,359,153)           -0-
  Total increase                                      14,854,037     4,315,209

NET ASSETS
  Beginning of year                                   85,416,767    81,101,558
  End of year (including undistributed net
    investment income of $116,215 at
    October 31, 1995)                               $100,270,804   $85,416,767


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date.

Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of October 31, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in a net decrease in accumulated net investment loss of $855,665, and a net decrease in accumulated net realized gain on investments and foreign currency transactions of $855,665. This reclassification was the result of permanent book to tax differences resulting from foreign currency and short-term gains and had no effect on net assets.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average weekly net assets, and .80 of 1% of the Fund's average weekly net assets over $200 million. Brokerage commissions paid on securities transactions for the year ended October 31, 1996, amounted to $875,673, none of which was paid to affiliated brokers.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

During the year ended October 31, 1996, the Fund entered into a Shareholder Inquiry Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,106 during the year ended October 31, 1996 relating to shareholder servicing costs.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. Government obligations) aggregated $257,129,565 and $273,569,819 respectively, for the year ended October 31, 1996. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1996. At October 31, 1996, the cost of securities for federal income tax purposes was $91,203,530. Accordingly, gross unrealized appreciation of investments was $14,057,906 and gross unrealized depreciation of investments was $5,537,568 resulting in net unrealized appreciation of $8,520,338, (excluding foreign currency transactions).

During the year ended October 31, 1996 the Fund utilized its full prior year capital loss carryforward of $12,640,912 to reduce realized gains.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 6,084,969 shares outstanding at October 31, 1996, the Investment Manager owned 7,169 shares. On March 14, 1996, the Fund initiated a share repurchase program. The program allows for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. To date, 822,200 shares have been repurchased at a total cost of $10,359,153. This includes $41,110 in commissions paid to PaineWebber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to October 31, 1996 was 19.87%.

NOTE E: RESTRICTED SECURITY

                       DATE ACQUIRED        COST
                      ---------------    ---------
Thermo Eurotech       3/19/91-4/15/91    $ 529,926

The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at October 31, 1996 was $583,380 representing 0.6% of net assets.


10



FINANCIAL HIGHLIGHTS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------------
                                                1996           1995         1994         1993         1992
                                            -------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.37         $11.74       $10.97       $10.78       $13.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.13)(a)        .03           -0-         .01          .01
Net realized and unrealized gain (loss)
  on investments
and foreign currency transactions               4.26            .60          .77          .18        (2.17)
Net increase (decrease) in net asset
  value from operations                         4.13            .63          .77          .19        (2.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)            -0-          -0-          -0-        (.10)
Distributions from net realized gain on
  investments and foreign currency
  transactions                                    -0-            -0-          -0-          -0-        (.08)
Total dividends and distributions               (.02)            -0-          -0-          -0-        (.18)
Net asset value, end of year                  $16.48         $12.37       $11.74       $10.97       $10.78
Market value, end of year                     $13.25         $9.375        $9.50        $9.25        $9.50

TOTAL RETURN
Total investment return based on: (b)
  Market value                                 41.60%         (1.32)%       2.70%       (2.63)%     (15.22)%
  Net asset value                              33.48%          5.37%        7.02%        1.76%      (16.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $100,271        $85,416      $81,102      $75,805      $74,442
Ratio of expenses to average net assets         1.60%          1.57%        1.67%        1.62%        1.63%
Ratio of net investment income (loss)
  to average net assets                         (.85)%          .21%        (.04)%        .15%         .10%
Portfolio turnover rate                          268%           109%          42%          25%          41%
Average commission rate (c)                   $.0313             --           --           --           --



(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


11



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 12, 1996


12



ADDITIONAL INFORMATION (UNAUDITED)
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and no change in the person primarily responsible for the day-to-day management of the Fund's portfolio who is to Jeremy Kramer, a Vice President of the Fund.


13



ADDITIONAL INFORMATION (CONTINUED)
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the Alliance Global Environment Fund, Inc. was held on Thursday, May 23, 1996. The description of each proposal and number of shares are as follows:

                                                      SHARES    SHARES VOTED
                                                   VOTED FOR  WITHOUT AUTHORITY
                                                   ---------  -----------------
1. To elect directors:  John D. Carifa             4,994,868        63,805
                        Richard M. Lilly           4,994,868        63,805
                        Robert C. White            4,992,850        65,823


                                            SHARES   SHARES VOTED  SHARES VOTED
                                          VOTED FOR     AGAINST       ABSTAIN
                                          ---------  ------------  ------------
2. To ratify the selection of Ernst &
   Young LLP as the Fund's independent
   auditors for the Fund's fiscal year
   ending October 31, 1996:               5,020,538       6,160        31,975


14



ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)
ROBERT C. WHITE (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
NICHOLAS CROSSLAND, VICE PRESIDENT
JEREMY R. KRAMER, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCE NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT, DIVIDEND-
PAYING AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520


(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance Global Environment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


15



ALLIANCE GLOBAL ENVIRONMENT FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is a long-term capital appreciation through investment in equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ALLGIE". The Fund's NYSE trading symbol is "AEF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
All shareholders whose Shares are registered in their own names will have all distributions reinvested automatically in additional Shares, unless a shareholder elects to receive cash. Shareholders whose Shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional Shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee, or the Shareholder elects to receive distributions in cash. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.



ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ENVAR